STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of August, 22, 2008 (this "**Agreement**"), by and among Madero, Inc., a Nevada Corporation (the "**Company**"), the person listed on Schedule A to this Agreement (the "**Seller**") and the entity listed on Schedule B to this Agreement (the "**Purchaser**"). The Company, Seller and Purchaser are referred to herein as a "**Party**" and collectively, as the "**Parties**".

BACKGROUND

The Seller is the owners of 4,000,000 shares of common stock of the Company and collectively desire to sell the number of shares of said stock set forth opposite their names on Schedule A (the "**Seller Shares**"). The Seller Shares represent approximately 48.07% of the issued and outstanding capital stock of the Company as of the date hereof calculated on a fully-diluted basis. The Purchaser desires to purchase all of the Seller Shares by purchasing the number of Seller Shares set forth opposite his name on Schedule B.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Company, the Seller and the Purchaser hereby agree as follows:

1. Purchase and Sale.

The Seller shall sell, transfer, convey and deliver unto the Purchaser the number of Seller Shares set forth opposite each such Seller's name on Schedule A to this Agreement, and the Purchaser shall acquire and purchase from the Seller the Seller Shares set forth opposite each such Purchaser's name on Schedule B to this Agreement.

2. Purchase Price.

(a) General. The purchase price (the "**Purchase Price**") for the Seller Shares, in the aggregate, is Two Hundred and Sixty Four Thousand Dollars ($264,000) payable as specified in this Section 2 subject to the other terms and conditions of this Agreement.

(b) Cash Deposit. Pursuant to a Letter of Intent entered into among the Parties, dated July 30, 2008 (the "**Letter of Intent**" which was subsequently amended), the Purchaser made a cash deposit into escrow in the amount of One Hundred Thousand Dollars ($100,000) (the "**Cash Deposit**"). This Cash Deposit shall be fully credited against the Purchase Price at the Closing.

(c) Payment at Closing. At the Closing, the Purchaser shall pay to the Seller Two

Hundred and Sixty Four Dollars ($264,000), inclusive of the Cash Deposit.

3. <u>The Closing.</u>

(a) <u>General</u>. The closing of the transactions contemplated by this Agreement (the "**Closing**") shall take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) not later than August 31, 2008 or such other date as the Purchaser and the Seller may mutually determine (the "**Closing Date**"), which date shall not be later than five days following Purchaser's satisfactory completion of due diligence pursuant to <u>Section 8</u>, below.

(b) <u>Delivery of Certificates in Escrow</u>. Concurrent with the execution of the LOI, the Seller delivered certificates (the "**Certificates**") evidencing all of the Seller Shares held by such Seller to the Law Offices of Anna Krimshtein, PLC ("**Law Firm**"). The Law Firm shall hold such Certificates in escrow pursuant to the Escrow Agreement (the "**Escrow Agreement**"), which is attached as <u>Exhibit A</u> that was entered into on July 30, 2006 by the Law Firm, the Seller and the Purchaser. Pursuant to the Escrow Agreement, the Certificates will be held in escrow until the Closing at which time the Law Firm shall deliver the Certificates to the Purchaser against delivery to the Seller of the Purchase Price.

(c) <u>Deliveries at the Closing</u>. At the Closing: (i) the Seller shall deliver to the Purchaser the various certificates, instruments, and documents referred to in <u>Section 12(a)</u> below, (**ii**) the Purchaser shall deliver to the Seller the various certificates, instruments, and documents referred to in <u>Section 10(b)</u> below, (iii) the Seller shall deliver to the Purchaser the Certificates, endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee, including delivery by releasing the Certificates from escrow and

(iv) the Purchaser shall deliver to the Seller the Purchase Price.

4. Representations and Warranties of the Seller.

The Seller represents and warrants to the Purchaser that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5).

(a) The Seller has the power and authority to execute, deliver and perform such Seller's obligations under this Agreement and to sell, assign, transfer and deliver to the Purchaser the Seller Shares as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery any Seller of this Agreement and the consummation of the transactions contemplated hereby.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which any Seller is bound or is a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of any Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Seller or any properties or assets of any Seller.

(c) This Agreement has been duly and validly executed by the Seller, and constitutes the valid and binding obligation of the Seller and the Company, enforceable against the Seller and the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations. on the availability of equitable remedies.

(d) The Seller Shares are owned solely beneficially and of record by the Seller as specified on Schedule A and are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof. The Seller owns the number of Seller Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, "**Liens**"), and upon delivery of the Seller Shares to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens. No Seller is a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement). No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

(e) The dates of acquisition of the Seller Shares as specified on Schedule A is true and correct.

5. Representations and Warranties of the Company.

(a) The Company is a corporation in good standing duly incorporated in the State of Nevada. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any other subsidiaries, directly or indirectly, or have any direct or indirect equity participation in any other entity.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Company

will violate or result in a breach of any term or provision of any agreement to which the Company is bound or is a party, or the Company's Article of Incorporation or By-Laws, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Company under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

(c) This Agreement has been duly and validly executed by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

(d) The Company's authorized capital stock, as of the date of this Agreement and as of the Closing, consists of 75,000,000 shares of Common Stock, $.001 par value per share, of which 8,320,000 shares are issued and outstanding. The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among any Seller and any third party, or (iii) to the best knowledge of the Seller between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of

the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act. The stockholder list provided to the Purchaser is a current shareholder list generated by its transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Company's Common Stock.

(e) The Company does not have any restrictions in place relative to its ability to implement any reverse split of its common stock.

(f) As of the date hereof the Company has total Liabilities of no more than $1,000.00, which Liabilities will be paid off at or prior to the Closing and shall in no event become the Liability of the Purchaser or remain the Liabilities of the Company following the Closing. The Company is a "shell company" as such term is defined by Rule 405 as promulgated under the Securities Act and Rule 12b-2 as promulgated under the Exchange Act. Except as otherwise disclosed in the Company's financial statements or otherwise set forth in the disclosure schedule attached hereto, the Company has no liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise, and the Seller is not aware of any basis for any such liability or obligation, including, without limitation, third party guaranties by the Company or liabilities (collectively, "Undisclosed Liabilities"). In addition, the Seller represents that upon Closing, the Company will not have any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

(g) There is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, threatened against the Company. There is no action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreement or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

The Company is not, nor is any director or officer of the Company (in his or her capacity as such), subject to any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any of its respective current or former directors or officers (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its predecessors, under the Exchange Act or the Securities Act. For purposes of this Agreement, "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

(h) The Company has three market makers for its common shares and such market makers have obtained all permits and made all filings necessary in order for such market makers to continue as market makers of the Company.

(i) During the period from June 18, 2007 through August 21, 2008, the Company has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the "**SEC**") by the Company (all such documents, as amended or supplemented, are referred to collectively as, the "**Company SEC Documents**") and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley act of 2002) with respect to any applicable Company SEC Document (collectively, the "**SOX Certifications**"). The Company has made available to the Purchaser all SOX Certifications and comment

letters received by the Company from the staff of the SEC and all responses to such comment letters by or on behalf of the Company. Through August 21, 2008, the Company complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of the Company (collectively, the "**Company Financial Statements**") contained in the Company SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis ("**GAAP**") (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of the Company. As of their respective dates, each the Company SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the Company SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the

case of other the Company SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Company nor, to the Company's knowledge, any of its officers has received notice from the SEC or any other governmental authority questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

(j) The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, either separately or taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. In the three year period prior to the date of this Agreement, the Company and its securities has not been the subject of any unauthorized "spam" e-mail or fax campaign, conducted by its present or former officers, directors, agents, representatives or any other person, to promote an investment in the Company's securities, and the Company has not directly or indirectly sponsored, authorized or otherwise permitted any such activity.

(k) The Company has properly and timely filed all federal, state and local tax returns and has paid all taxes, assessments and penalties due and payable. All such tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. There are no present, pending, or threatened audit, investigations, assessments or disputes as to taxes of any nature payable by the Company or any of its subsidiaries, nor any tax liens whether existing or inchoate on any of the assets of the Company or any of its subsidiaries, except for current year taxes not presently due and payable. No IRS or foreign, state, county or local tax audit is currently in progress. The Company has not waived the expiration of the statute of limitations with respect to any taxes. There are no

outstanding requests by the Company or any of its Subsidiaries for any extension of time within which to file any tax return or to pay taxes shown to be due on any tax return.

(l) The Company does not have any ongoing operations and does not employ any employees and does not maintain any employee benefit or stock option plans. No material labor dispute has existed or arisen in the three year period prior to the date of this Agreement, with respect to any of the past employees of the Company. The Company does not have any outstanding employment or labor contracts, agreements, arrangements or other understandings with any person.

(m) Except as specifically disclosed in the SEC Reports, since June 30, 2008 (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its past or present auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Securities and Exchange Commission any request for confidential treatment of information. The Company has provided full documentation and disclosure of all material changes to the Buyers and their representatives prior to the Closing. For purposes of this Agreement, "Affiliate" means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 144.

(n) The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the knowledge of any Seller, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(o) No representation or warranty by the Company in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

(p) The Company's current transfer agent of record ("Transfer Agent"), and the address and telephone number of the Transfer Agent is set forth on <u>Schedule 5(p)</u>. The Company is not involved in any dispute with the Transfer Agent respect to the Transfer Agent's services, including but not limited to amounts owed for services. The Company has no knowledge of any disagreement between the Company and the Transfer Agent with respect to the number of shares outstanding or record ownership of shares of the Company's capital stock. The Company has no knowledge of any inconsistency

or irregularity with respect to ownership and title to the shares of capital stock of the Company as reflected in the reports of the Transfer Agent.

(q) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Seller, other than the filing of a current reports on Form 8-K to report the transaction effected by this Agreement.

(r) The Company is not a party to any indenture, debt, capital lease obligation, mortgage, loan or credit agreement by which it or any of its properties is bound. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation (at any prior time) of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(s) The Company does not own any interest in real property, nor is the Company a party to any real property lease.

(t) The Company has no patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights ("Intellectual Property Rights"). The Company has not received any written notice that it has used or improperly asserted any Intellectual Property Rights in violation or infringement of the rights of any third person. No former or current employee, no former or current consultant, and no third-party joint developer of the Company has any Intellectual Property Rights made, developed, conceived, created or written by the aforesaid employee or consultant during the period of his or her retention by the Company which can be asserted against the Company.

(u) The Company has no insurance policies of any kind in effect.

(v) Except as set forth in the SEC Reports, none of the officers or directors of the Company, and to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. The Company does not owe any money or other compensation to any of the respective officers or directors or shareholders of the Company. The Company has no present obligations, agreements or dealings with any past or present customer.

(w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or

specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for itself and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect any of the Company's internal controls.

(x) No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated under this Agreement.

(y) The Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(z) The Company's common stock is currently quoted on the OTC Bulletin Board under the stock symbol "MDRQ.OB." Except as specified

in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of its common stock on the Trading Market on which its common stock is currently listed or quoted. The sale of the Stock does not contravene the rules and regulations of the Trading Market on which its common stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Seller to deliver the Stock to the Buyers under this Agreement. For purposes of this Agreement, "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

(aa) The Company not bound by any provision which places any form of restriction on control share acquisition, business combination, any "poison pill" provisions (including any distribution under a rights agreement) or any other anti-takeover provision under the Company's Articles of Incorporation or Bylaws (or similar instruments) or the laws of its state of incorporation that is or could become applicable to the Company, the Buyers or the Seller as a result of the parties fulfilling their obligations or exercising their rights under this Agreement.

(bb) The operations of the Company are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any

arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(cc) The books and records of the Company delivered to the Buyers prior to the Closing fully and fairly reflect the transactions to which the Company is a party or by which they or their properties are bound.

(dd) The Company has no contracts, leases, arrangements or commitments (whether oral or written). The Company is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

(ee) Neither the Seller nor the Company nor any of its past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

6. Representations and Warranties of the Purchaser.

Purchaser represents and warrants to the Seller as follows:

(a) The Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditor's rights generally and (ii) the availability of equitable

remedies may be limited by equitable principles of general applicability.

(b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by any Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

(c) The Purchaser is acquiring the Seller Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act. The Purchaser agrees not to sell or otherwise transfer the Seller Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available. The Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Seller Shares.

(d) No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by Purchaser of this

Agreement and the consummation of the transactions contemplated hereby.

(e) The Purchaser understands that the Seller Shares to be acquired pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "1933 Act") with the U.S. Securities and Exchange Commission in reliance upon the exemption from the registration requirements thereof afforded by Regulation D under the 1933 Act, nor with any state securities commission or agency. The Purchaser understands that the Seller Shares to be issued to The Purchaser will have the following restrictive legend or similar legend affixed thereto:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE WITH RESPECT TO SUCH SALE OR TRANSFER."

7. Due Diligence.

Prior to the Closing, the Purchaser will conduct a due diligence investigation relative to the Company and the representations, warranties and covenants of the Seller and the Company. Seller and the Company agree to provide the Purchaser and its agents and representatives with any and all due diligence documents reasonably requested, including but not limited to financial statements and evidence of the Company's good standing in all jurisdictions where it is authorized to do business. Purchaser shall have the right, in its sole discretion, to terminate this Agreement at any time prior to the Closing, without any liability therefor, should it determine that any representation, warranty or covenant of any Seller or the Company is untrue, misleading or cannot be verified through the due diligence process.

8. Pre-Closing Covenants.

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a) General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 12 below).

(b) Form 8-K Filing; Notices and Consents. Concurrent with the Closing of this Agreement, the Company shall cause a Form 8-K to be filed with the U.S. Securities and Exchange Commission with respect to its having entered into a material definitive agreement. The Seller will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Purchaser may reasonably request. Each of the Parties will (and the Seller will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governmental authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the Securities and Exchange Commission and mailed to the Company's shareholders at least 10 days before any person designated by the Purchaser can become a director of the Company. The Purchaser and the Seller agree to cooperate fully with the Company in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither the Company nor any Seller is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

(c) Operation of Business. The Seller will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction except for ministerial matters necessary to maintain the Company in good standing and to arrange for the filing of all necessary reports required under the Securities Exchange Act to make the Company a reporting company. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein, (ii) issue, sell, or

otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $500 (other than agreements for professional services which will be paid in full at or prior to the Closing), (v) enter into any agreement or incur any other commitment or (vi) otherwise engage in any practice, take any action, or enter into any transaction that is inconsistent with the transactions contemplated hereby.

(d) Preservation of Business. The Seller will cause the Company to keep its business and properties substantially intact.

(e) Notice of Developments. The Seller will give prompt written notice to the Purchaser of any material adverse development causing a breach of any of the representations and warranties in Section 5 above. No disclosure by any Party pursuant to this Section 10, however, shall be deemed to amend or supplement the disclosures contained in the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(f) Exclusivity. Neither the Seller or the Company shall, directly or indirectly, (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the Seller Shares or any capital stock or other voting securities, or any assets (including any acquisition structured as a merger, consolidation, or share exchange) of the Company or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. The Seller will not vote the shares of the Company's Common Stock held by them in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Seller shall notify the Purchaser immediately if any person makes any proposal, offer,

inquiry, or contact with respect to any of the foregoing.

9. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

(a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 11 below). The Seller acknowledges and agrees that from and after the Closing the Purchaser will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Company.

(b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor below).

10. Conditions to Obligation to Close.

(a) Conditions to Obligation of the Purchaser.

The obligation of the Purchaser to consummate the transactions to be performed by the Purchaser in connection with the Closing are subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Sections 5 and 6 above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(iii) the Company shall have procured all of the third party consents required in order to effect the Closing;

(iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Purchaser to own the Seller Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(v) the Seller shall have delivered to the Purchaser a certificate to the effect that (A) each of the conditions specified above in Section 11(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities;

(vi) The Purchaser shall have received an opinion of counsel customary for transactions of this type that covers, among other things, that the Seller Shares were validly issued, are fully paid and non-assessable and were issued in compliance with all laws, including, without limitation, applicable federal and state securities law and that the transactions contemplated hereby are being effected in compliance with state and federal securities laws;

(vii) The holders of all options to purchase shares of the Company's Common Stock shall have fully exercised their options to purchase such shares.

(viii) The Purchaser shall have received the resignations, effective as of the tenth (10th) day following the filing by the Company of a Schedule 14f-1 information statement with the Securities and Exchange Commission, of each director of the Company and the Purchaser shall have received the resignations, effective as of the Closing, of each officer of the Company. The designees specified by the Purchaser shall have been appointed as officers of the Company and any designees of the Purchaser who may be lawfully appointed to the Board of Directors of the Company as of the Company shall have been appointed;

(ix) there shall not have been any occurrence, event, incident, action, failure to act, or transaction since June 30, 2008 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of the Company;

(x) the Purchaser shall have completed their business, accounting and legal due diligence review of the Company, and the results thereof shall be satisfactory to the Purchaser;

(xi) the Purchaser shall have received such pay-off letters and releases relating to Liabilities as they shall have requested and such pay-off letters shall be in form and substance satisfactory to the Purchaser (including but not limited to the pay off of any existing loans of the Company);

(xii) the Purchaser shall have conducted UCC, judgment lien and tax lien searches with respect to the Company, the results of which indicate no liens on the assets of the Company;

(xiii) the Company shall have delivered its Certificate of Incorporation and bylaws, both as amended to the Closing Date, certified by the Secretary of the Company, resolutions adopted by the Board of Directors of the Company authorizing this Agreement and the transactions contemplated hereby and the Company shall have delivered to the Purchaser the Company's original minute book and corporate seal and all other original corporate documents and agreements;

(xiv) the Company shall deliver to the Purchaser a Certificate of Good Standing in respect of the Company issued by the Colorado Secretary of State dated no earlier than five days prior to the closing.

(xv) the Company shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTB Bulletin Board; and

(xvi) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Purchaser.

The Purchaser may waive any condition specified in this Section 12(a) at or prior to the Closing in writing executed by the Purchaser.

(b) Conditions to Obligation of the Seller.

The obligations of the Seller to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 7 above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(iv) the Purchaser shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Section 10(b)(i)-(iii) is satisfied in all respects;

(v) all actions to be taken by the Purchaser in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments,

and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section 10(b) at or prior to the Closing in writing executed by the Seller.

11. Remedies for Breaches of This Agreement.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parties shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of twenty four (24) months thereafter.

(b) Indemnification Provisions for Benefit of the Purchaser.

(i) In the event any Seller breaches (or in the event any third party alleges facts that, if true, would mean any Seller has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Purchaser make a written claim for indemnification against the Seller within such survival period, then the Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Purchaser may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). For purposes of this Agreement, "**Adverse Consequences**" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, Liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

(ii) The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any taxes of the Company with respect to any tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date) and (y) for the unpaid taxes of any Person (other than the Company) under Section 1.1502-6 of the Regulations adopted under the Code (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii) The Seller shall indemnify the Purchaser from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

(iv) The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any indebtedness or other Liabilities of the Company existing as of the Closing Date.

(c) Indemnification Provisions for Benefit of the Seller. In the event the Purchaser breach (or in the event any third party alleges facts that, if true, would mean the Purchaser has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Seller makes a written claim for indemnification against the Purchaser within such survival period, then the Purchaser shall indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d) Matters Involving Third Parties.

(i) If any third party shall notify any Party (the "**Indemnified Party**") with respect to any matter (a "**Third Party Claim**") which may give rise to a claim for indemnification against any other Party (the "**Indemnifying Party**") under this Section 11, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing

business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 11(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(iv) In the event any of the conditions in Section 11(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 11.

(e) Other Indemnification Provisions. The Seller hereby indemnifies the Company against any and all claims that may be filed by a current or former officer, director or employee of the Seller by reason of the fact that such person was a director, officer, employee, or agent of the Company or was serving the Company at the request of the Seller or the Company as a partner, trustee, director, officer, employee, or agent of another entity, whether such claim is for accrued salary, compensation, indemnification, judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought against the Company (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to an agreement, applicable law, or otherwise).

(f) Limitation on Indemnification. Notwithstanding any other provision of this Section 11, the aggregate indemnification to be paid by a

Party hereunder with respect to breaches of representations and warranties hereunder shall not exceed the Purchase Price.

12. Termination.

(a) Termination of Agreement. The Parties may terminate this Agreement as provided below:

(b) the Purchaser and the Seller may terminate this Agreement by mutual written agreement at any time prior to the Closing;

(c) the Purchaser may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if (A) the aggregate of the Company's Liabilities is equal to, or exceeds $500; (B) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect and the Purchaser has notified the Seller of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; (C) if the Closing shall not have occurred on or before August 31, 2008 by reason of the failure of any condition precedent under Section 10(a) hereof (unless the failure results primarily from the Purchaser itself breaching any representation, warranty, or covenant contained in this Agreement) or (D) the Purchaser determines, in its sole discretion, that the Company is unsuitable for use as a vehicle for a reverse acquisition transaction; and

(d) the Seller may terminate this Agreement by giving written notice to the Purchaser at any time prior to the Closing (A) in the event the Purchaser has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller have notified the Purchaser of the breach, and the breach has continued without cure for a period of two days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2008, by reason of the failure of any condition precedent under Section 10(b) hereof (unless the failure results primarily from the Seller

himself breaching any representation, warranty, or covenant contained in this Agreement).

(e) Effect of Termination. The Seller shall in no event be permitted to terminate this Agreement unless prior to or accompanying any notice of termination delivered hereunder the Seller (i) has delivered to the Purchaser the Cash Deposit and any portion of the Purchase Price theretofore paid by the Purchaser and (ii) has notified the Law Firm in writing that any amounts held in escrow by it may released to the Purchaser. If the Purchaser terminates this Agreement pursuant to this Section 12, then the Seller shall immediately pay to the Purchaser any portion of the Purchase Price theretofore paid by the Purchaser and the Seller shall immediately notify the Law Firm in writing that any amounts held in escrow by it may released to the Purchaser. Except as aforesaid, if this Agreement terminates pursuant to this Section 12, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except for any Liability of a Party that is then in breach.

13. Miscellaneous.

(a) Facsimile Execution and Delivery. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

(b) Confidentiality; Press Releases and Public Announcements. Except as and to the extent required by law, no Party will disclose or use and will direct its representatives not to disclose or use any information with respect to the transaction which is the subject to this Agreement, without the consent of the other Parties. Neither the Seller nor the Company shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Purchaser; provided, however, that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the Seller

and the Company will use their best efforts to advise the other Parties prior to making the disclosure).

(c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

(d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Purchaser and the Seller; provided, however, that the Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment shall operate to release Purchaser or a successor from any obligation hereunder unless and only to the extent that Seller agrees in writing.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business

days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller (or the Company prior to the Closing):

If to the Purchaser:

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(i) Governing Law. This Agreement shall be solely governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchaser and the Seller or their respective representatives. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity

or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l) Expenses. Each of the Parties and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Company has not borne or will not bear any of the Seller's costs and expenses (including any of his legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the disclosure Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the disclosure Schedules identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in the disclosure Schedules or supplied in connection with the Purchaser's due diligence review, shall not

be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

(n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(o) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 14(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

(p) Submission to Jurisdiction. Each of the Parties submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 14(h) above. Nothing in this Section 14(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner

permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

[signature pages follow]

[Seller Signature Page]

IN WITNESS WHEREOF, the undersigned **Seller** has duly executed this Agreement the date first above written.

____
Name: Mike Lizarraga

[Purchaser Signature Page]

IN WITNESS WHEREOF, the undersigned **Purchaser** has duly executed this Agreement the date first above written.

Media Power, Inc.

By:______________________________

Name: Richard Jenkins
Title: CEO

[Company Signature Page]

IN WITNESS WHEREOF, the **Company** has duly executed this Agreement the date first above written.

MADERO, INC.

By:____________________________

Name:

Title:

[Signature Page for Principal Executive Officer of the Company]

IN WITNESS WHEREOF, the undersigned being the **Principal Executive Officer of the** Company has duly executed this Agreement as of the date first above written.

PRINCIPAL EXECUTIVE OFFICER:

____

Name:

Executing this Agreement in his individual capacity in order to induce the Purchaser to enter into this Agreement

SCHEDULE A

SELLER

NAME AND ADDRESS OF SELLER	NUMBER OF SELLER SHARES (including acquisition date)
Mike Lizarraga	4,000,000

SCHEDULE B

PURCHASER

NAME AND ADDRESS OF PURCHASER	**NUMBER OF SELLER SHARES** **(including acquisition date)**
Media Power, Inc.	4,000,000

EXHIBIT A

Escrow Agreement

(See Attached)

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of August, 22, 2008 (this "**Agreement**"), by and among Madero, Inc., a Nevada Corporation (the "**Company**"), the person listed on Schedule A to this Agreement (the "**Seller**") and the entity listed on Schedule B to this Agreement (the "**Purchaser**"). The Company, Seller and Purchaser are referred to herein as a "**Party**" and collectively, as the "**Parties**".

BACKGROUND

The Seller is the owners of 4,000,000 shares of common stock of the Company and collectively desire to sell the number of shares of said stock set forth opposite their names on Schedule A (the "**Seller Shares**"). The Seller Shares represent approximately 48.07% of the issued and outstanding capital stock of the Company as of the date hereof calculated on a fully-diluted basis. The Purchaser desires to purchase all of the Seller Shares by purchasing the number of Seller Shares set forth opposite his name on Schedule B.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Company, the Seller and the Purchaser hereby agree as follows:

1. Purchase and Sale.

The Seller shall sell, transfer, convey and deliver unto the Purchaser the number of Seller Shares set forth opposite each such Seller's name on Schedule A to this Agreement, and the Purchaser shall acquire and purchase from the Seller the Seller Shares set forth opposite each such Purchaser's name on Schedule B to this Agreement.

2. Purchase Price.

(a) General. The purchase price (the "**Purchase Price**") for the Seller Shares, in the aggregate, is Two Hundred and Sixty Four Thousand Dollars ($264,000) payable as specified in this Section 2 subject to the other terms and conditions of this Agreement.

(b) Cash Deposit. Pursuant to a Letter of Intent entered into among the Parties, dated July 30, 2008 (the "**Letter of Intent**" which was subsequently amended), the Purchaser made a cash deposit into escrow in the amount of One Hundred Thousand Dollars ($100,000) (the "**Cash Deposit**"). This Cash Deposit shall be fully credited against the Purchase Price at the Closing.

(c) Payment at Closing. At the Closing, the Purchaser shall pay to the Seller Two

Hundred and Sixty Four Dollars ($264,000), inclusive of the Cash Deposit.

3. The Closing.

(a) General. The closing of the transactions contemplated by this Agreement (the "**Closing**") shall take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) not later than August 31, 2008 or such other date as the Purchaser and the Seller may mutually determine (the "**Closing Date**"), which date shall not be later than five days following Purchaser's satisfactory completion of due diligence pursuant to Section 8, below.

(b) Delivery of Certificates in Escrow. Concurrent with the execution of the LOI, the Seller delivered certificates (the "**Certificates**") evidencing all of the Seller Shares held by such Seller to the Law Offices of Anna Krimshtein, PLC ("**Law Firm**"). The Law Firm shall hold such Certificates in escrow pursuant to the Escrow Agreement (the "**Escrow Agreement**"), which is attached as Exhibit A that was entered into on July 30, 2006 by the Law Firm, the Seller and the Purchaser. Pursuant to the Escrow Agreement, the Certificates will be held in escrow until the Closing at which time the Law Firm shall deliver the Certificates to the Purchaser against delivery to the Seller of the Purchase Price.

(c) Deliveries at the Closing. At the Closing: (i) the Seller shall deliver to the Purchaser the various certificates, instruments, and documents referred to in Section 12(a) below, (ii) the Purchaser shall deliver to the Seller the various certificates, instruments, and documents referred to in Section 10(b) below, (iii) the Seller shall deliver to the Purchaser the Certificates, endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee, including delivery by releasing the Certificates from escrow and

(iv) the Purchaser shall deliver to the Seller the Purchase Price.

4. Representations and Warranties of the Seller.

The Seller represents and warrants to the Purchaser that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5).

(a) The Seller has the power and authority to execute, deliver and perform such Seller's obligations under this Agreement and to sell, assign, transfer and deliver to the Purchaser the Seller Shares as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery any Seller of this Agreement and the consummation of the transactions contemplated hereby.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which any Seller is bound or is a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of any Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Seller or any properties or assets of any Seller.

(c) This Agreement has been duly and validly executed by the Seller, and constitutes the valid and binding obligation of the Seller and the Company, enforceable against the Seller and the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

(d) The Seller Shares are owned solely beneficially and of record by the Seller as specified on Schedule A and are validly issued and outstanding, fully paid for and non-assessable with no personal liability attaching to the ownership thereof. The Seller owns the number of Seller Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, "**Liens**"), and upon delivery of the Seller Shares to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens. No Seller is a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement). No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

(e) The dates of acquisition of the Seller Shares as specified on Schedule A is true and correct.

5. Representations and Warranties of the Company.

(a) The Company is a corporation in good standing duly incorporated in the State of Nevada. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any other subsidiaries, directly or indirectly, or have any direct or indirect equity participation in any other entity.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Company

will violate or result in a breach of any term or provision of any agreement to which the Company is bound or is a party, or the Company's Article of Incorporation or By-Laws, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Company under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

(c) This Agreement has been duly and validly executed by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

(d) The Company's authorized capital stock, as of the date of this Agreement and as of the Closing, consists of 75,000,000 shares of Common Stock, $.001 par value per share, of which 8,320,000 shares are issued and outstanding. The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among any Seller and any third party, or (iii) to the best knowledge of the Seller between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of

the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act. The stockholder list provided to the Purchaser is a current shareholder list generated by its transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Company's Common Stock.

(e) The Company does not have any restrictions in place relative to its ability to implement any reverse split of its common stock.

(f) As of the date hereof the Company has total Liabilities of no more than $1,000.00, which Liabilities will be paid off at or prior to the Closing and shall in no event become the Liability of the Purchaser or remain the Liabilities of the Company following the Closing. The Company is a "shell company" as such term is defined by Rule 405 as promulgated under the Securities Act and Rule 12b-2 as promulgated under the Exchange Act. Except as otherwise disclosed in the Company's financial statements or otherwise set forth in the disclosure schedule attached hereto, the Company has no liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise, and the Seller is not aware of any basis for any such liability or obligation, including, without limitation, third party guaranties by the Company or liabilities (collectively, "Undisclosed Liabilities"). In addition, the Seller represents that upon Closing, the Company will not have any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

(g) There is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, threatened against the Company. There is no action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreement or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

The Company is not, nor is any director or officer of the Company (in his or her capacity as such), subject to any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any of its respective current or former directors or officers (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its predecessors, under the Exchange Act or the Securities Act. For purposes of this Agreement, "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

(h) The Company has three market makers for its common shares and such market makers have obtained all permits and made all filings necessary in order for such market makers to continue as market makers of the Company.

(i) During the period from June 18, 2007 through August 21, 2008, the Company has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the "**SEC**") by the Company (all such documents, as amended or supplemented, are referred to collectively as, the "**Company SEC Documents**") and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley act of 2002) with respect to any applicable Company SEC Document (collectively, the "**SOX Certifications**"). The Company has made available to the Purchaser all SOX Certifications and comment

letters received by the Company from the staff of the SEC and all responses to such comment letters by or on behalf of the Company. Through August 21, 2008, the Company complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of the Company (collectively, the "**Company Financial Statements**") contained in the Company SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis ("**GAAP**") (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of the Company. As of their respective dates, each the Company SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the Company SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the

case of other the Company SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Company nor, to the Company's knowledge, any of its officers has received notice from the SEC or any other governmental authority questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

(j) The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, either separately or taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. In the three year period prior to the date of this Agreement, the Company and its securities has not been the subject of any unauthorized "spam" e-mail or fax campaign, conducted by its present or former officers, directors, agents, representatives or any other person, to promote an investment in the Company's securities, and the Company has not directly or indirectly sponsored, authorized or otherwise permitted any such activity.

(k) The Company has properly and timely filed all federal, state and local tax returns and has paid all taxes, assessments and penalties due and payable. All such tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. There are no present, pending, or threatened audit, investigations, assessments or disputes as to taxes of any nature payable by the Company or any of its subsidiaries, nor any tax liens whether existing or inchoate on any of the assets of the Company or any of its subsidiaries, except for current year taxes not presently due and payable. No IRS or foreign, state, county or local tax audit is currently in progress. The Company has not waived the expiration of the statute of limitations with respect to any taxes. There are no

outstanding requests by the Company or any of its Subsidiaries for any extension of time within which to file any tax return or to pay taxes shown to be due on any tax return.

(l) The Company does not have any ongoing operations and does not employ any employees and does not maintain any employee benefit or stock option plans. No material labor dispute has existed or arisen in the three year period prior to the date of this Agreement, with respect to any of the past employees of the Company. The Company does not have any outstanding employment or labor contracts, agreements, arrangements or other understandings with any person.

(m) Except as specifically disclosed in the SEC Reports, since June 30, 2008 (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its past or present auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Securities and Exchange Commission any request for confidential treatment of information. The Company has provided full documentation and disclosure of all material changes to the Buyers and their representatives prior to the Closing. For purposes of this Agreement, "Affiliate" means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 144.

(n) The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the knowledge of any Seller, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(o) No representation or warranty by the Company in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

(p) The Company's current transfer agent of record ("Transfer Agent"), and the address and telephone number of the Transfer Agent is set forth on Schedule 5(p). The Company is not involved in any dispute with the Transfer Agent respect to the Transfer Agent's services, including but not limited to amounts owed for services. The Company has no knowledge of any disagreement between the Company and the Transfer Agent with respect to the number of shares outstanding or record ownership of shares of the Company's capital stock. The Company has no knowledge of any inconsistency

or irregularity with respect to ownership and title to the shares of capital stock of the Company as reflected in the reports of the Transfer Agent.

(q) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Seller, other than the filing of a current reports on Form 8-K to report the transaction effected by this Agreement.

(r) The Company is not a party to any indenture, debt, capital lease obligation, mortgage, loan or credit agreement by which it or any of its properties is bound. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation (at any prior time) of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(s) The Company does not own any interest in real property, nor is the Company a party to any real property lease.

(t) The Company has no patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights ("Intellectual Property Rights"). The Company has not received any written notice that it has used or improperly asserted any Intellectual Property Rights in violation or infringement of the rights of any third person. No former or current employee, no former or current consultant, and no third-party joint developer of the Company has any Intellectual Property Rights made, developed, conceived, created or written by the aforesaid employee or consultant during the period of his or her retention by the Company which can be asserted against the Company.

(u) The Company has no insurance policies of any kind in effect.

(v) Except as set forth in the SEC Reports, none of the officers or directors of the Company, and to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. The Company does not owe any money or other compensation to any of the respective officers or directors or shareholders of the Company. The Company has no present obligations, agreements or dealings with any past or present customer.

(w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or

specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for itself and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect any of the Company's internal controls.

(x) No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated under this Agreement.

(y) The Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(z) The Company's common stock is currently quoted on the OTC Bulletin Board under the stock symbol "MDRQ.OB." Except as specified

in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of its common stock on the Trading Market on which its common stock is currently listed or quoted. The sale of the Stock does not contravene the rules and regulations of the Trading Market on which its common stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Seller to deliver the Stock to the Buyers under this Agreement. For purposes of this Agreement, "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

(aa) The Company not bound by any provision which places any form of restriction on control share acquisition, business combination, any "poison pill" provisions (including any distribution under a rights agreement) or any other anti-takeover provision under the Company's Articles of Incorporation or Bylaws (or similar instruments) or the laws of its state of incorporation that is or could become applicable to the Company, the Buyers or the Seller as a result of the parties fulfilling their obligations or exercising their rights under this Agreement.

(bb) The operations of the Company are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any

arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(cc) The books and records of the Company delivered to the Buyers prior to the Closing fully and fairly reflect the transactions to which the Company is a party or by which they or their properties are bound.

(dd) The Company has no contracts, leases, arrangements or commitments (whether oral or written). The Company is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

(ee) Neither the Seller nor the Company nor any of its past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

6. Representations and Warranties of the Purchaser.

Purchaser represents and warrants to the Seller as follows:

(a) The Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditor's rights generally and (ii) the availability of equitable

remedies may be limited by equitable principles of general applicability.

(b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by any Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

(c) The Purchaser is acquiring the Seller Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act. The Purchaser agrees not to sell or otherwise transfer the Seller Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available. The Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Seller Shares.

(d) No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by Purchaser of this

Agreement and the consummation of the transactions contemplated hereby.

(e) The Purchaser understands that the Seller Shares to be acquired pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "1933 Act") with the U.S. Securities and Exchange Commission in reliance upon the exemption from the registration requirements thereof afforded by Regulation D under the 1933 Act, nor with any state securities commission or agency. The Purchaser understands that the Seller Shares to be issued to The Purchaser will have the following restrictive legend or similar legend affixed thereto:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE WITH RESPECT TO SUCH SALE OR TRANSFER."

7. Due Diligence.

Prior to the Closing, the Purchaser will conduct a due diligence investigation relative to the Company and the representations, warranties and covenants of the Seller and the Company. Seller and the Company agree to provide the Purchaser and its agents and representatives with any and all due diligence documents reasonably requested, including but not limited to financial statements and evidence of the Company's good standing in all jurisdictions where it is authorized to do business. Purchaser shall have the right, in its sole discretion, to terminate this Agreement at any time prior to the Closing, without any liability therefor, should it determine that any representation, warranty or covenant of any Seller or the Company is untrue, misleading or cannot be verified through the due diligence process.

8. Pre-Closing Covenants.

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a) General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 12 below).

(b) Form 8-K Filing; Notices and Consents. Concurrent with the Closing of this Agreement, the Company shall cause a Form 8-K to be filed with the U.S. Securities and Exchange Commission with respect to its having entered into a material definitive agreement. The Seller will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Purchaser may reasonably request. Each of the Parties will (and the Seller will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governmental authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the Securities and Exchange Commission and mailed to the Company's shareholders at least 10 days before any person designated by the Purchaser can become a director of the Company. The Purchaser and the Seller agree to cooperate fully with the Company in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither the Company nor any Seller is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

(c) Operation of Business. The Seller will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction except for ministerial matters necessary to maintain the Company in good standing and to arrange for the filing of all necessary reports required under the Securities Exchange Act to make the Company a reporting company. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein, (ii) issue, sell, or

otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $500 (other than agreements for professional services which will be paid in full at or prior to the Closing), (v) enter into any agreement or incur any other commitment or (vi) otherwise engage in any practice, take any action, or enter into any transaction that is inconsistent with the transactions contemplated hereby.

(d) Preservation of Business. The Seller will cause the Company to keep its business and properties substantially intact.

(e) Notice of Developments. The Seller will give prompt written notice to the Purchaser of any material adverse development causing a breach of any of the representations and warranties in Section 5 above. No disclosure by any Party pursuant to this Section 10, however, shall be deemed to amend or supplement the disclosures contained in the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(f) Exclusivity. Neither the Seller or the Company shall, directly or indirectly, (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the Seller Shares or any capital stock or other voting securities, or any assets (including any acquisition structured as a merger, consolidation, or share exchange) of the Company or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. The Seller will not vote the shares of the Company's Common Stock held by them in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Seller shall notify the Purchaser immediately if any person makes any proposal, offer,

inquiry, or contact with respect to any of the foregoing.

9. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

(a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 11 below). The Seller acknowledges and agrees that from and after the Closing the Purchaser will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Company.

(b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor below).

10. Conditions to Obligation to Close.

(a) Conditions to Obligation of the Purchaser.

The obligation of the Purchaser to consummate the transactions to be performed by the Purchaser in connection with the Closing are subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Sections 5 and 6 above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(iii) the Company shall have procured all of the third party consents required in order to effect the Closing;

(iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Purchaser to own the Seller Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(v) the Seller shall have delivered to the Purchaser a certificate to the effect that (A) each of the conditions specified above in Section 11(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities;

(vi) The Purchaser shall have received an opinion of counsel customary for transactions of this type that covers, among other things, that the Seller Shares were validly issued, are fully paid and non-assessable and were issued in compliance with all laws, including, without limitation, applicable federal and state securities law and that the transactions contemplated hereby are being effected in compliance with state and federal securities laws;

(vii) The holders of all options to purchase shares of the Company's Common Stock shall have fully exercised their options to purchase such shares.

(viii) The Purchaser shall have received the resignations, effective as of the tenth (10th) day following the filing by the Company of a Schedule 14f-1 information statement with the Securities and Exchange Commission, of each director of the Company and the Purchaser shall have received the resignations, effective as of the Closing, of each officer of the Company. The designees specified by the Purchaser shall have been appointed as officers of the Company and any designees of the Purchaser who may be lawfully appointed to the Board of Directors of the Company as of the Company shall have been appointed;

(ix) there shall not have been any occurrence, event, incident, action, failure to act, or transaction since June 30, 2008 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of the Company;

(x) the Purchaser shall have completed their business, accounting and legal due diligence review of the Company, and the results thereof shall be satisfactory to the Purchaser;

(xi) the Purchaser shall have received such pay-off letters and releases relating to Liabilities as they shall have requested and such pay-off letters shall be in form and substance satisfactory to the Purchaser (including but not limited to the pay off of any existing loans of the Company);

(xii) the Purchaser shall have conducted UCC, judgment lien and tax lien searches with respect to the Company, the results of which indicate no liens on the assets of the Company;

(xiii) the Company shall have delivered its Certificate of Incorporation and bylaws, both as amended to the Closing Date, certified by the Secretary of the Company, resolutions adopted by the Board of Directors of the Company authorizing this Agreement and the transactions contemplated hereby and the Company shall have delivered to the Purchaser the Company's original minute book and corporate seal and all other original corporate documents and agreements;

(xiv) the Company shall deliver to the Purchaser a Certificate of Good Standing in respect of the Company issued by the Colorado Secretary of State dated no earlier than five days prior to the closing.

(xv) the Company shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTB Bulletin Board; and

(xvi) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Purchaser.

The Purchaser may waive any condition specified in this Section 12(a) at or prior to the Closing in writing executed by the Purchaser.

(b) Conditions to Obligation of the Seller.

The obligations of the Seller to consummate the transactions to be performed by it in connection with the Closing are subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 7 above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(iv) the Purchaser shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Section 10(b)(i)-(iii) is satisfied in all respects;

(v) all actions to be taken by the Purchaser in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments,

and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section 10(b) at or prior to the Closing in writing executed by the Seller.

11. Remedies for Breaches of This Agreement.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parties shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of twenty four (24) months thereafter.

(b) Indemnification Provisions for Benefit of the Purchaser.

(i) In the event any Seller breaches (or in the event any third party alleges facts that, if true, would mean any Seller has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Purchaser make a written claim for indemnification against the Seller within such survival period, then the Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Purchaser may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). For purposes of this Agreement, "**Adverse Consequences**" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, Liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

(ii) The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any taxes of the Company with respect to any tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date) and (y) for the unpaid taxes of any Person (other than the Company) under Section 1.1502-6 of the Regulations adopted under the Code (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii) The Seller shall indemnify the Purchaser from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

(iv) The Seller shall indemnify the Purchaser from and against the entirety of any Adverse Consequences the Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any indebtedness or other Liabilities of the Company existing as of the Closing Date.

(c) Indemnification Provisions for Benefit of the Seller. In the event the Purchaser breach (or in the event any third party alleges facts that, if true, would mean the Purchaser has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 11(a) above, provided that the Seller makes a written claim for indemnification against the Purchaser within such survival period, then the Purchaser shall indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d) Matters Involving Third Parties.

(i) If any third party shall notify any Party (the "**Indemnified Party**") with respect to any matter (a "**Third Party Claim**") which may give rise to a claim for indemnification against any other Party (the "**Indemnifying Party**") under this Section 11, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing

business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 11(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(iv) In the event any of the conditions in Section 11(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 11.

(e) Other Indemnification Provisions. The Seller hereby indemnifies the Company against any and all claims that may be filed by a current or former officer, director or employee of the Seller by reason of the fact that such person was a director, officer, employee, or agent of the Company or was serving the Company at the request of the Seller or the Company as a partner, trustee, director, officer, employee, or agent of another entity, whether such claim is for accrued salary, compensation, indemnification, judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought against the Company (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to an agreement, applicable law, or otherwise).

(f) Limitation on Indemnification. Notwithstanding any other provision of this Section 11, the aggregate indemnification to be paid by a

Party hereunder with respect to breaches of representations and warranties hereunder shall not exceed the Purchase Price.

12. Termination.

(a) Termination of Agreement. The Parties may terminate this Agreement as provided below:

(b) the Purchaser and the Seller may terminate this Agreement by mutual written agreement at any time prior to the Closing;

(c) the Purchaser may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if (A) the aggregate of the Company's Liabilities is equal to, or exceeds $500; (B) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect and the Purchaser has notified the Seller of the breach, and the breach has continued without cure for a period of 2 days after the notice of breach; (C) if the Closing shall not have occurred on or before August 31, 2008 by reason of the failure of any condition precedent under Section 10(a) hereof (unless the failure results primarily from the Purchaser itself breaching any representation, warranty, or covenant contained in this Agreement) or (D) the Purchaser determines, in its sole discretion, that the Company is unsuitable for use as a vehicle for a reverse acquisition transaction; and

(d) the Seller may terminate this Agreement by giving written notice to the Purchaser at any time prior to the Closing (A) in the event the Purchaser has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller have notified the Purchaser of the breach, and the breach has continued without cure for a period of two days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2008, by reason of the failure of any condition precedent under Section 10(b) hereof (unless the failure results primarily from the Seller

himself breaching any representation, warranty, or covenant contained in this Agreement).

(e) Effect of Termination. The Seller shall in no event be permitted to terminate this Agreement unless prior to or accompanying any notice of termination delivered hereunder the Seller (i) has delivered to the Purchaser the Cash Deposit and any portion of the Purchase Price theretofore paid by the Purchaser and (ii) has notified the Law Firm in writing that any amounts held in escrow by it may released to the Purchaser. If the Purchaser terminates this Agreement pursuant to this Section 12, then the Seller shall immediately pay to the Purchaser any portion of the Purchase Price theretofore paid by the Purchaser and the Seller shall immediately notify the Law Firm in writing that any amounts held in escrow by it may released to the Purchaser. Except as aforesaid, if this Agreement terminates pursuant to this Section 12, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except for any Liability of a Party that is then in breach.

13. Miscellaneous.

(a) Facsimile Execution and Delivery. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

(b) Confidentiality; Press Releases and Public Announcements. Except as and to the extent required by law, no Party will disclose or use and will direct its representatives not to disclose or use any information with respect to the transaction which is the subject to this Agreement, without the consent of the other Parties. Neither the Seller nor the Company shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Purchaser; provided, however, that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the Seller

and the Company will use their best efforts to advise the other Parties prior to making the disclosure).

(c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

(d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Purchaser and the Seller; provided, however, that the Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment shall operate to release Purchaser or a successor from any obligation hereunder unless and only to the extent that Seller agrees in writing.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business

days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller (or the Company prior to the Closing):

If to the Purchaser:

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(i) Governing Law. This Agreement shall be solely governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchaser and the Seller or their respective representatives. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity

or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l) Expenses. Each of the Parties and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Company has not borne or will not bear any of the Seller's costs and expenses (including any of his legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the disclosure Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the disclosure Schedules identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in the disclosure Schedules or supplied in connection with the Purchaser's due diligence review, shall not

be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

(n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(o) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 14(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

(p) Submission to Jurisdiction. Each of the Parties submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 14(h) above. Nothing in this Section 14(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner

permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

[signature pages follow]

[Seller Signature Page]

IN WITNESS WHEREOF, the undersigned **Seller** has duly executed this Agreement the date first above written.

Name: Mike Lizarraga

[Purchaser Signature Page]

IN WITNESS WHEREOF, the undersigned **Purchaser** has duly executed this Agreement the date first above written.

Media Power, Inc.

By:______________________________
Name: Richard Jenkins
Title: CEO

[Company Signature Page]

IN WITNESS WHEREOF, the **Company** has duly executed this Agreement the date first above written.

MADERO, INC.

By: ______________________
Name: Mike Lizarraga
Title: President

[Signature Page for Principal Executive Officer of the Company]

IN WITNESS WHEREOF, the undersigned being the **Principal Executive Officer of the** Company has duly executed this Agreement as of the date first above written.

PRINCIPAL EXECUTIVE OFFICER:

____
Name: Mike Lizarraga
Executing this Agreement in his individual capacity in order to induce the Purchaser to enter into this Agreement

SCHEDULE A

SELLER

NAME AND ADDRESS OF SELLER	NUMBER OF SELLER SHARES (including acquisition date)
Mike Lizarraga	4,000,000

SCHEDULE B

PURCHASER

NAME AND ADDRESS OF PURCHASER	NUMBER OF SELLER SHARES (including acquisition date)
Media Power, Inc.	4,000,000

EXHIBIT A

Escrow Agreement

(See Attached)